Mosaic Income Trust
Management's Discussion of Fund Performance
December 31, 1997


Dear Shareholder:

The annual period ended December 31, 1997 was an eventful one for Mosaic High Yield Fund, Mosaic Government Fund and Mosaic Bond Fund. As we consolidated funds under the Mosaic name, High Yield and Government shifted their annual periods to match the calendar year. Mosaic Bond Fund was reborn as a 100% no-load fund. Along with the name change came some restructuring of our portfolio holdings, as we positioned the funds to seek the best mix of total return and yield.

At Mosaic we are committed to managing high-quality bond funds. With the exception of our High Yield Bond Fund, Mosaic bond funds concentrate on higher-rated, investment grade bonds. We do not stray from the core investment objectives of a fund in search of higher returns by adding risky or exotic securities.

Using numerous screens and economic indicators we track bond market and interest rate trends. Our analysis includes the monitoring of interest rate trends, inflationary pressures, Federal Reserve policy, economic momentum, liquidity conditions and the psychology of the market. Based upon these conditions we actively manage the duration of our portfolios, seeking to shorten maturities when rates are rising to limit the impact of the accompanying decline in bond prices, and lengthening maturities when rates are falling to capture accompanying price appreciation.

     Sincerely,

     (signature)

     Katherine Frank
     President
     Mosaic Funds


Period in Review

In 1997 the United States' economy continued its expansion with few inflationary signs, while the equity and fixed income markets rewarded investors once again. Meanwhile, global markets were stirred late in 1997 by widening concerns over Southeast Asia's financial condition. Over the last quarter of 1997 the situation in Asia deteriorated with effects spreading to other financial markets, including our own. After a late summer increase, reported consumer and commodity prices finished 1997 well behaved. Most importantly, global troubles and lower domestic inflation have overshadowed our strong economy, allowing the Federal Reserve to remain on the sidelines, refraining from future interest rate increases.

U.S. fixed-income securities posted strong returns in 1997. Yields were broadly lower, boosting the value of existing bonds. Over the course of the year, the two-year Treasury returned 6.60%, while the 30-year Treasury returned 15.34%.


Portfolio Review

Overview

Given the rally in the markets in 1997, portfolio maturities are currently slightly shorter than the Lehman Intermediate Government/Corporate index. In general, we took advantage of a widening spread between corporate and government securities by increasing our corporate exposure with an accompanying increase in portfolio yield. With short rates poised to fall, we have positioned the portfolios to take advantage of this by overweighting the shorter portion of the curve. With only .10% separating the yield of two-year governments and 10-year governments at the end of 1997, our bond positioning is on the lower-risk, short-side of the spectrum, given the small rewards currently available for higher-risk, long-term securities.


Mosaic High Yield Fund

The high yield market enjoyed another good year of performance in 1997. During the calendar year ended December 31, 1997, the Mosaic High Yield Fund returned 9.90% with dividends reinvested. For the nine-month fiscal year, the Fund returned 9.12%.

Having posted exceptionally strong results over the past six years, the high yield market entered 1997 trading near all-time high valuation levels. As such, we positioned the Fund more conservatively than the high yield market in general, expecting a more difficult market environment in 1997. This strategy produced very solid results, but somewhat less than the market's return. Those sectors that performed well for theFund included media, cable and retail. Results were negatively impacted by couple of bonds: CAI Wireless and Sterling Chemicals.

As we begin 1998, we are still positioned with a more conservative portfolio as we believe that increasing risk at this point in the market cycle is not warranted. In fact, given the turmoil in the Far East in the fourth quarter, this strategy has begun to pay dividends. It is a strategy that we believe will serve our shareholders well in 1998.

Fund-at-a-Glance

Objective: Mosaic High Yield provides relatively higher income by investing in lower-rated corporate bonds.
Net Assets:  $6.5 million
Date of Inception: July 21, 1983
Ticker: GITMX


Mosaic Government Fund

For the calendar year ended December 31, 1997, the Mosaic Government Fund returned 7.70% with dividends reinvested. For the nine-month period ended December 31, 1997, the Fund returned 9.07%.

The Fund began 1997 with a relatively aggressive positioning, having an effective duration in excess of five years and an average maturity of almost nine years. During the course of the year, as interest rates gradually trended downward, the Fund's average maturity was shortened to take advantage of price appreciation in the bonds owned. As 1997 ended, the Fund was positioned at its most conservative of the year, with duration at 3.7 years and average maturity of less than five years.
This conservative orientation is based on our belief that interest rates are nearing cyclical lows and that fears of economic fallout from the Southeast Asian crisis have been fully discounted by the market. With the yield curve very "flat," there is little, if any, additional yield to compensate investors for the increased price risk of owning long maturity bonds.


Fund-at-a-Glance
Objective: Mosaic Government provides investors with monthly dividends by investing in bonds and other securities issued or guaranteed by the U.S. Government.
Net Assets:  $5.5 million
Date of Inception: July 21, 1983
Ticker: GIGVX


Mosaic Bond Fund

During the year ended December 31, 1997, the Mosaic Bond Fund returned 6.04% with dividends reinvested. This was comprised of a $0.12 increase in the Fund's net asset value and $1.085 in income dividends paid during the year, as well as the return benefits of compounding from reinvesting dividends.

As with the Mosaic Government Fund, the Bond Fund began the year positioned aggressively relative to its intermediate-maturity benchmark. By year-end, with yields on 10-year bonds having fallen about two-thirds of a percent, the Fund was positioned at an average duration of 2.8 years. This, again, is due to our belief that today's yields offer little in the way of long-term value, especially as one extends out the maturity spectrum.

We continue to favor yield-oriented assets such as corporate bonds, and have, in fact, increased our commitment to this sector moderately over the last twelve months in an attempt to bolster the Fund's earning power and provide additional yield cushion should prices decline. We fell confident that, as 1998 unfolds, the intermediate nature of this Fund will serve its shareholders well in preserving capital and providing a reliable stream of income.


Fund-at-a-Glance
Objective: Mosaic Bond Fund has the dual goal of providing dividend income while seeking capital preservation. The fund invests mainly in investment grade corporate and government bonds of intermediate maturity.
Net Assets:  $1.1 million
Date of Inception: April 23, 1990
Ticker: MBNDX

                Comparison in Changes in the Value of
                       A $10,000 Investment

High Yield Fund

Depicted herein is a graphic presentation of the growth of a $10,000 investment in each of the following:

High Yield Fund
                       Lipper
           High Yield  Corp High   Lehman Aggregate
Year          Fund     Yield Bond  Bond Index

1987        $10,000   $10,000     $10,000
1988         11,014    11,357      10,789
1989         11,321    11,042      12,357
1990         10,467     9,815      13,464
1991         13,148    13,762      15,618
1992         14,738    16,290      16,774
1993         16,954    19,522      18,409
1994         16,500    18,804      17,872
1995         18,884    22,073      21,173
1996         20,176    24,856      21,941
1997         22,177    28,079      25,125

Average Annual Total Return
1 year: 9.9%  5 years: 8.5%  10 Years: 8.3%

Government Fund
                       Lehman Inter-
           Government  mediate     Lehman Aggregate
Year          Fund     Government  Bond Index

1987        $10,000   $10,000     $10,000
1988         11,710    10,640      10,789
1989         11,900    11,989      12,357
1990         12,755    13,135      13,464
1991         14,523    14,989      15,618
1992         15,306    16,027      16,774
1993         16,785    17,337      18,409
1994         16,179    17,033      17,872
1995         18,504    19,448      21,173
1996         18,567    20,279      21,941
1997         19,996    21,845      25,125

Average Annual Total Return
1 year: 7.2%  5 years: 5.5%  10 Years: 7.7%

The Advisor believes that the Lehman Aggregate Bond Index is an inappropriate index for the Government Fund due to the duration of the long bonds and the corporate bond component. Therefore, this will be the last year it will appear in this graph.

Bond Fund

              Bond     Lehman Intermediate Government
Year          Fund     Corporate Bond Index

Beginning    10,000    10,000
1990         10,535    10,953
1991         12,011    12,554
1992         12,504    13,454
1993         13,261    14,637
1994         12,984    14,355
1995         14,815    16,555
1996         15,193    17,226
1997         16,111    18,581

Average Annual Total Return
1 year: 6.0%  5 years: 5.2%  Since Inception: 6.4%

Past performance is not predictive of future performance.

Question and Answer with lead fixed-income manager Chris Berberet

What was the general economic background for investors in 1997?

There are two factors to consider here. First is the reality of how the year went economically, and second how the market perceived the economy to be progressing in advance of the reality. This second part does much to explain the swings in the bond market since, in hindsight, the year 1997 was a rather stable period of economic growth and low/declining inflation. However, during the year, bond market participants went through various cycles of optimism and pessimism regarding the direction of economic growth. These psychological cycles were the reason bond yields fluctuated in a 1.3% range despite a relatively stable economic and inflation backdrop. We closely watch measures of investor sentiment as part of our overall management process.

Did you change duration much during the period?

Yes, we did move the durations of the portfolios during the year in an attempt to take advantage of swings in interest rates. Unlike some prior years, however, our duration positioning was much more directly influenced by the sentiment swings referred to above. It was our view during most of 1997 that the economy would be quite healthy, and that inflation pressures would remain mostly muted, with a few flare-ups here and there, mainly due to short term swings in commodities prices and wage pressures. This forecast proved correct, and so our strategy was to buy (extend) when sentiment was pessimistic, and sell (shorten) when the markets were overly euphoric. This worked well for the first three quarters of the year, until the market caught the "Asian Flu."

How did the Asia situation affect the funds?

Certainly the "Asia situation" was the big news story for the bond market in 1997, and the funds did benefit from the accompanying rise in prices and drop in yields. The international economic situation is one part of the overall "mosaic" we piece together in assessing how the funds should be positioned, and we will be watching Asia closely going forward. But we will mostly be watching for signs that the "flu" is easing, as we feel that the worst is largely over.

Looking back, would you change anything you did?

If we made a mistake during the year, it was underestimating the market impact of the Southeast Asian turmoil. Again, this is a question of perceptions versus reality. Perceptions hold that the economic and inflation fallout from recent events in Asia will have a severe dampening effect on the U.S. economy and inflation. While we agree that there will be some dampening effects, we disagree as to their severity, and as a result spent a good part of the fourth quarter shortening portfolio maturities as interest rates fell and bond prices rose. However, the rally continued far past our expectations, and as a result the Funds lagged during the fourth quarter. While this was unfortunate, the Funds are well positioned heading into 1998 when we feel that a goodly dose of reality will return to counter these optimistic perceptions.

What is the outlook for bonds going forward, and what are your major concerns?

Let's separate this question into two parts. First, the long-term trend (three to five years) in interest rates appears to be down. This is a result of significant fundamental changes in both the U.S. and global economies that has been brewing for years. Increasing use of technology has enhanced overall production and raised worker productivity. Industrialization of the "less-developed-countries" has brought a large pool of labor into the international market place. And the organization of groups of countries into consolidated trading blocks has increased global competition. All of these factors have a long-term dampening effect on the rate of inflation due to higher productivity and competition, which is good for interest rates over longer periods.

In the shorter term (next 12 months), cyclical fluctuations in world economies, currencies, and capital flows can overwhelm the longer term positive backdrop. Our greatest concern in the next twelve months is that the markets have "over-discounted" the positive news at the expense of recognizing the risks. The U.S. economy remains strong, labor markets are tight and wage gains are accelerating. These forces paint a picture of continued economic vigor and will likely prevent the Federal Reserve from lowering short-term interest rates. Thus, our greatest concern is that once the Asian turmoil comes under control the markets will begin to refocus on a set of economic fundamentals which argue for higher, rather than lower, interest rates. This explains our current cautious stance in the Funds, and is a natural outgrowth of our desire to protect shareholder principal during periods of high risk.


Report of Independent Auditors


To the Board of Trustees and Shareholders of Mosaic Income Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the High Yield, Government, and Bond Funds (the "Funds") of the Mosaic Income Trust as of December 31, 1997, and the related statements of operations, changes in net assets and the financial highlights for the periods then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements of the High Yield and Government Funds for the year ended March 31, 1997 and the financial highlights for each of the years in the five-year period then ended were audited by other auditors whose report, dated May 2, 1997, expressed an unqualified opinion on those financial statements and financial highlights. The financial statements of the Bond Fund (formerly known as Madison Bond Fund, Inc.) for the year ended December 31, 1996 and the financial highlights for each of the years in the four-year period then ended were audited by other auditors whose report, dated January 24, 1997, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the High Yield, Government, and Bond Funds of the Mosaic Income Trust as of December 31, 1997, the results of their operations, the changes in their net assets, and their financial highlights for the periods then ended in conformity with generally accepted accounting principles.

(signature)
Deloitte & Touche LLP
Princeton, New Jersey
February 13, 1998



High Yield Fund
Portfolio of Investments - December 31, 1997

Credit Rating*                                       Principal
Moody's S&P                                          Amount     Value

               CORPORATE DEBT SECURITIES: 97.16% of Net Assets

               CABLE TELEVISION: 12.93%
B2   B   Cablevision Systems Corporation, Senior
           Subordinated Debenture, 9.875%, 2/15/13    $200,000  $221,500
Ba3  BB- Century Commiunications Corporation, Senior
           Notes, 8.875%, 1/15/07                      200,000   206,000
Ba1  BBB-TCI Communications Inc., Senior Notes, 8%,
           8/1/05                                      200,000   214,250
B1   BB  Viacom, Inc., Subordinated Debentures, 8%,
           7/7/06                                      200,000   201,000

               CHEMICALS: 4.11%
B3   B   Harris Chemical North America, Inc., Senior
           Subordinated Notes, 10.75%, 10/15/03        100,000   107,000
B3   B+  Sterling Chemical Inc., Senior Subordinated
           Notes, 11.75%, 8/15/06                      150,000   160,875

               TECHNOLOGY: 7.34%
Ba1  BB+ Digital Equipment Corporation, Debentures,
           8.625%, 11/1/12                             200,000   217,500
Baa3 BBB Seagate Technology Inc., Senior Subordinated
           Notes, 7.37%, 3/1/07                        250,000   260,937

               CONSUMER PRODUCTS: 6.12%
B1   B   Golden Books Publications Inc., Senior
           Notes, 7.65%, 9/15/02                       200,000   193,000
B1   BB- Outboard Marine, Notes Series A, 8.625%,
           3/15/01                                     100,000   100,000
B3   B-  Revlon Consumer Products Corporation,
           Senior Subordinated Notes, 10.5%, 2/15/03   100,000   105,625

               FINANCIAL SERVICES: 1.63%
B3   B-  UCC Investors Holdings, Inc., Senior
           Subordinated Notes, 11%, 5/1/03             100,000   106,000

               FOREST AND PAPER PRODUCTS: 5.22%
B1   B+  Container Corporation, Senior Notes, 9.75%,
           4/1/03                                      100,000   108,000
B3   B   Crown Paper, Senior Subordinated Notes,
           11%, 9/1/05                                 125,000   131,563
B1   BB- Stone Container, Corp., Senior Subordinated
           Debentures, 10.75%, 4/1/02                  100,000   100,875

               HOMEBUILDING: 4.79%
Ba3  B+  Continental Homes Holding Corporation,
           Senior Notes, 10%, 4/15/06                  156,000   168,480
Ba3  BB- Johns Manville International Group, Inc.,
           Senior Notes, 10.875%, 12/15/04              35,000    38,850
B1   B+  Ryland Group, Inc., Senior Subordinated
           Notes, 10.5%, 7/15/02                       100,000   104,875

               HOSPITAL MANAGEMENT: 3.35%
Ba3  B+  Tenet Healthcare Corporation, Senior
           Subordinated Notes, 10.125%, 3/1/05         200,000   218,500

               HOTELS: 2.45%
Ba2  BB  Prime Hospitality Corporation, 1st Mortgage
           Notes, 9.25%, 1/15/06                       150,000   159,563

               INDUSTRIAL: 9.93%
Ba2  B+  Apple South Inc., Senior Notes, 9.75%, 6/1/06 200,000   212,500
B1   B+  NVR Inc., Senior Notes, 11%, 4/15/03          200,000   216,500
Ba1  BB  Westinghouse Electric Corporation,
           Debentures, 8.625%, 8/1/12                  200,000   218,250

               MANUFACTURING: 8.80%
B1   B+  American Standard Co., Senior Subordinated
           Notes, 9.875%, 6/1/01                       200,000   208,000
B1   NR  Exide Corporation, Senior Notes, 10%, 4/15/05 200,000   212,500
B1   B+  Navistar Financial Corp., Senior Subordinated
           Notes, 8.875%, 11/15/98                     150,000   152,625

               OIL & GAS: 4.82%
Ba3  BB  Clark Oil & Refining Corporation, Senior Notes,
           9.5%, 9/15/04                              $200,000  $205,750
Ba1  BB  Oryx Energy Co., Debentures, 8.125%, 10/15/05 100,000   108,125

               RADIO & TV BROADCASTING: 4.06%
B3   B-  SFX Broadcasting, Inc., Senior Subordinated
           Notes, 11.375%, 10/1/00                     250,000   264,375

               RETAIL-FOOD: 4.29%
B1   B+  Chiquita Brands International Inc., Senior
           Notes, 10.25%, 11/1/06                      100,000   109,500
Caa  NR  Super Markets General Holding Co.,
           Subordinated Notes, 11.625%, 6/15/02        200,000   169,750

               RETAIL-SPECIALTY STORES: 2.23%
Ba2  BB- Michael's Stores, Inc., Senior Notes,
           10.875%, 6/15/06                            131,000   145,082

               SOVEREIGN NATIONS: 1.78%
Ba1  B+  Korea Development Bank, 7.25%, 5/15/06        150,000   116,250

               TELECOMMUNICATIONS: 4.56%
Caa  CCC+CAI Wireless Systems, Inc., Senior Notes,
           12.25%, 9/15/02                              256,000   71,680
B2   B+  Sprint Spectrum, L.P., Senior Notes, 11%,
           8/15/06                                      200,000  225,000

               TEXTILES-APPAREL: 3.22%
B2   B+  WestPoint Stevens, Inc., Senior Subordinate
           Debentures, 9.375%, 12/15/05                 200,000  210,000

               UTILITIES: 5.53%
Ba3  BB  CMS Energy, Senior Notes, 8.125%, 5/15/02      150,000  154,125
Ba3  BB- Toledo Edison, Debentures, 8.7%, 9/1/02        200,000  206,500

   TOTAL CORPORATE DEBT SECURITIES (Cost $6,339,130)           6,330,905

               REPURCHASE AGREEMENT: 0.55% of Net Assets
With Donaldson, Lufkin & Jenrette Securities Corporation
issued 12/31/97 at 6.00%, due 1/2/98 collateralized by
$36,698 in United States Treasury Notes due 2/29/00.
Total proceeds at maturity are $36,012.  (Cost $36,000)           36,000

   TOTAL INVESTMENTS (Cost $6,375,130)+                       $6,366,905

   CASH, RECEIVABLES AND OTHER ASSETS, NET OF
   LIABILITIES: 2.29% of Net Assets                              149,546

               TOTAL NET ASSETS: 100%                         $6,516,451




Government Fund
Portfolio of Investments - December 31, 1997


Credit Rating*                                        Principal
Moody's S&P                                            Amount     Value

               U.S.  GOVERNMENT OBLIGATIONS: 96.87% of Net Assets
               U.S.  TREASURY NOTES:
Aaa  AAA  United States Treasury Note, 5.625%, 1/31/98 $605,000 $605,090
Aaa  AAA  United States Treasury Note, 7.125%, 2/29/00  600,000  617,550
Aaa  AAA  United States Treasury Note, 7.75%, 2/15/01   700,000  740,404
Aaa  AAA  United States Treasury Note, 6.25%, 2/15/03   450,000  460,413
Aaa  AAA  United States Treasury Note, 7.25%, 5/15/04   450,000  485,775
Aaa  AAA  United States Treasury Note, 5.875%, 11/15/05 775,000  779,526
Aaa  AAA  United States Treasury Note, 5.625%, 2/15/06  250,000  247,338
Aaa  AAA  United States Treasury Note, 6.5%, 10/15/06   300,000  314,262

               MORTGAGE BACKED SECURITIES:
Aaa  AAA  Federal Home Loan Mortgage Corporation
            Mortgage Pool, 6.5%, 3/1/09                 347,572  348,441
Aaa  AAA  Federal National Mortgage Association, 6.65%,
            3/8/06                                      325,000  327,808
Aaa  AAA  Government National Mortgage Assocation, 7.00%,
            9/20/27                                     398,742  400,484

  TOTAL U.S.  GOVERNMENT OBLIGATIONS (Cost $5,201,153)         5,327,091

  REPURCHASE AGREEMENT: 1.49% of Net Assets
With Donaldson, Lufkin & Jenrette Securities Corporation
issued 12/31/97 at 6.00%, due 1/2/98, collaterized by
$83,590 in United States Treasury Notes due 2/29/00.
Proceeds at maturity are $82,027.  (Cost $82,000)                 82,000

           TOTAL INVESTMENTS (Cost $5,283,153)+               $5,409,091

   CASH, RECEIVABLES AND OTHER ASSETS, NET OF
     LIABILITIES: 1.64% of Net Assets                             89,928

                         TOTAL NET ASSETS: 100%               $5,499,019



Bond Fund
Portfolio of Investments - December 31, 1997


Credit Rating*                                 Principal
Moody's S&P                                      Amount     Value

      COLLATERALIZED MORTGAGE BACKED SECURITIES: 9.36% of Net Assets
Aaa    AAA  Ryland Acceptance Corporation Series
               76 CL 76-B, 9%, 8/1/18          $100,400     $105,470

      TOTAL COLLATERALIZED MORTGAGE BACKED
           SECURITIES (Cost $101,746)                        105,470

      CORPORATE DEBT SECURITIES: 35.68% of Net Assets

               FINANCIALS: 11.18%
A1     A+   Ford Motor Credit Corporation, 7.75%,
                3/15/05                           40,000      43,000
Aa3    AA-  Merrill Lynch & Company, Inc., 7%,
                1/15/07                           40,000      41,850
A1     A+   Morgan Stanley Group, Inc., 6.875%,
                3/1/07                            40,000      41,100

               CONSUMER PRODUCTS-CYCLICAL: 3.67%
A2     A    Walt Disney Co., Senior Notes, 6.75%,
                3/30/06                           40,000      41,350

               CONSUMER PRODUCTS-FOOD & BEVERAGE: 1.89%
A3     AA-  Coca-Cola Enterprises, Inc., 7.875%,
                2/1/02                            20,000      21,250

               METAL FABRICATING: 7.97%
Baa1   BBB  Reynolds Metals Corp., Debentures,
                9%, 8/15/03                       80,000      89,800

               RETAIL: 7.26%
Baa1   BBB  Kohls Corporation, 6.7%, 2/1/06       40,000      40,200
A2     A    GAP Inc., 6.9%, 9/15/07               40,000      41,550

               TECHNOLOGY-SEMICONDUCTORS/ELECTRONICS: 3.72%
A2     A    Arrow Electronics, Inc., Senior Notes,
                7.0%, 1/15/07                     40,000      41,900

    TOTAL CORPORATE DEBT SECURITIES (Cost $399,795)          402,000

               U.S. GOVERNMENT OBLIGATIONS: 45.03% of Net Assets Aaa AAA US Treasury Note, 5.625%, 1/31/98 120,000 120,018
Aaa    AAA  US Treasury Note, 6.125%, 8/31/98    105,000     105,363
Aaa    AAA  US Treasury Note, 5.875%, 10/31/98   100,000     100,202
Aaa    AAA  US Treasury Note, 6.25%, 5/31/00     140,000     141,765
Aaa    AAA  US Treasury Note, 5.625%, 2/8/01      40,000      39,910

   TOTAL U.S.  GOVERNMENT OBLIGATIONS (Cost $505,092)        507,258

              REPURCHASE AGREEMENT: 8.17% of Net Assets
With Donaldson, Lufkin & Jenrette Securities
Corporation issued 12/31/97 at 6.00%,
due 1/2/98, collaterized by $93,784 in United States
Treasury Notes due 2/29/00.  Proceeds at maturity are
$92,031.  (Cost $92,000)                                      92,000

       TOTAL INVESTMENTS (Cost $1,098,633)+               $1,106,728

    CASH, RECEIVABLES AND OTHER ASSETS, NET
       OF LIABILITIES: 1.76% of Net Assets                    19,804

     TOTAL NET ASSETS: 100%                               $1,126,532



Notes to the Portfolio of Investments:

*  Unaudited
+ Equals aggregate cost for federal income tax purposes (See Note 4.) Moody's Moody's Investors Services, Inc.
S&P     Standard & Poor's Corporation

Statement of Assets and Liabilities
December 31, 1997


                                    High Yield    Government       Bond
                                        Fund          Fund         Fund

ASSETS

Investments, at value (Notes 1 and 2)
     Investment securities          $6,330,905     $5,327,091     $1,014,728
     Repurchase agreements              36,000         82,000         92,000
     Total investments              $6,366,905     $5,409,091     $1,106,728
Cash                                       662            260            789
Receivables
     Investment securities sold             --             --          1,675
     Interest                          157,347         91,559         18,102
     Share subscriptions receivable      1,000             --             --
     Total Assets                   $6,525,914     $5,500,910     $1,127,294

LIABILITIES

Payables
     Capital shares redeemed              $765            $--            $--
     Dividends                           8,698          1,891            762
     Total liabilities                  $9,463         $1,891           $762

NET ASSETS (Note 6)                 $6,516,451     $5,499,019     $1,126,532
CAPITAL SHARES OUTSTANDING             904,032        555,911         54,280
NET ASSET VALUE PER SHARE                $7.21          $9.89         $20.75


Statement of Operations
For the period indicated


                                High Yield Fund     Government Fund     BondFund
                                   Nine     Year     Nine       Year      Year
                           Months Ended     Ended Months Ended  Ended     Ended
                                 12/31,     3/31,    12/31,     3/31,    12/31,
                                   1997      1997      1997      1997      1997

INVESTMENT INCOME (Note 1)
Interest income                $459,881  $611,764  $272,341  $412,214  $145,849
Other income                        600     4,024     --        --        --
     Total investment income    460,481   615,788   272,341   412,214   145,849

EXPENSES* (Notes 3 and 5)
Investment advisory fee         $31,741   $40,413   $26,628   $39,438   $12,598
Transfer agent and
   administrative expenses       16,515    34,589    10,714    32,814    11,547
Securities registration and
   blue sky expenses              7,422     9,490     7,422     9,662      --
Registration and professional
   expenses                       4,995     8,475     4,533     8,531    13,290
     Total expenses              60,673   $92,967    49,297   $90,445    37,435

NET INVESTMENT INCOME          $399,808  $522,821  $223,044  $321,769  $108,414

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on
  investments                   $80,365    $8,912  $(64,210) $(44,628)   $4,737
Net unrealized appreciation
  (depreciation) of investments 112,883  (149,195)  333,544  (128,957)     (273)

NET GAIN (LOSS) ON INVESTMENTS  193,248  (140,283)  269,334  (173,585)    4,464

TOTAL INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS      $593,056  $382,538  $492,378  $148,184  $112,878


*Certain reclassifications have been made to prior year end information to conform to current year presentation.



Statements of Changes in Net Assets
For the period indicated

                                      High Yield Fund                 Government Fund              Bond Fund
                               Nine       Year       Year       Nine       Year       Year       Year       Year
                            Months Ended  Ended      Ended    Months Ended Ended      Ended      Ended      Ended
                               December   March      March      December   March      March      December   December
                               31, 1997   31, 1997   31, 1996   31, 1997   31, 1997   31, 1996   31, 1997   31, 1996

INCREASE IN NET
ASSETS RESULTING
FROM OPERATIONS
Net investment income          $399,808   $522,821   $584,431   $223,044   $321,769   $352,814   $108,414   $232,121
Net realized gain (loss)
     on investments              80,365      8,912    167,400    (64,210)   (44,628)   253,063      4,737     23,073
Net unrealized appreciation
     (depreciation) of
      investments               112,883   (149,195)    53,681    333,544   (128,957)  (111,252)      (273)  (155,073)
Total increase in net assets resulting
     from operations           $593,056   $382,538   $805,512   $492,378   $148,184   $494,625   $112,878   $100,121

DISTRIBUTIONS TO
SHAREHOLDERS
     From net investment income(399,808)  (522,821)  (584,431)  (223,044)  (321,769)  (352,814)  (109,872)  (230,690)

CAPITAL SHARE
 TRANSACTIONS (Note 8)           69,342   (395,943)  (157,381)  (561,940)  (890,892)  (938,698)(2,964,462)(1,573,347)

TOTAL INCREASE
(DECREASE) IN NET ASSETS        262,590   (536,226)    63,700   (292,606)(1,064,477)  (796,887)(2,961,456)(1,703,916)

NET ASSETS
     Beginning of period     $6,253,861 $6,790,087 $6,726,387 $5,791,625 $6,856,102 $7,652,989 $4,087,988 $5,791,904
     End of period           $6,516,451 $6,253,861 $6,790,087 $5,499,019 $5,791,625 $6,856,102 $1,126,532 $4,087,988

Financial Highlights

Selected data for a share outstanding throughout each year:

                                                                                                 Ratio of
                      Net                                                               Ratio of net
        Net           realized &        Distri-                   Net           Net     expenses investment
        asset  Net    unrealized        butions                   asset         assets  to      income
        value  invest. gain  Total from from netDist.             value         end of  average (loss)     Port.
        begin  income (loss) on invest. invest. fm. cap.Total     end of Total  period  net     to average turnover
        period (loss) invest's operat's income  gains   dist'ions period return (1000s) assets  net assets rate



High Yield Fund

19972  $7.009  $0.428 $0.199  $0.627    $(0.428)  --    $(0.428)  $7.208  9.12%  $6,516  1.20%4 7.90%4      38%
19973   7.162   0.574 (0.153)  0.421     (0.574)  --     (0.574)   7.009  6.06    6,254  1.44   8.07        95
19963   6.938   0.608  0.224   0.832     (0.608)  --     (0.608)   7.162 12.32    6,790  1.60   8.47       237
19953   7.285   0.597 (0.347)  0.250     (0.597)  --     (0.597)   6.938  3.75    6,726  1.52   8.56       243
19943   7.455   0.606 (0.170)  0.436     (0.606)  --     (0.606)   7.285  5.89    7,702  1.54   8.02       251
19933   7.255   0.674  0.200   0.874     (0.674)  --     (0.674)   7.455 12.69    7,329  1.52   9.26        73


Government Fund

19972  $9.434  $0.384 $0.458  $0.842    $(0.384)  --    $(0.384)  $9.892  9.07%  $5,499  1.16%4 5.26%4      37%
19973   9.705   0.489 (0.271)  0.218     (0.489)  --     (0.489)   9.434  2.29    5,792  1.43   5.09        17
19963   9.551   0.472  0.154   0.626     (0.472)  --     (0.472)   9.705  6.56    6,856  1.59   4.77       190
19953   9.695   0.391 (0.144)  0.247     (0.391)  --     (0.391)   9.551  2.67    7,653  1.52   4.12       318
19943  10.621   0.363 (0.151)  0.212     (0.363)$(0.775) (1.138)   9.695  1.95    8,576  1.54   3.53       287
19933  10.300   0.501  0.854   1.355     (0.501) (0.533) (1.034)  10.621 13.96    9,734  1.52   4.78       357


Bond Fund1

1997  $20.63   $1.08  $0.12   $1.20     $(1.08)   --    $(1.08)  $20.75   6.04%  $1,127  1.65%  4.79%       49%
1996   21.17    1.07  (0.55)   0.52      (1.06)   --     (1.06)   20.63   2.55    4,088  1.51   4.86        94
1995   19.62    1.17   1.55    2.72      (1.17)   --     (1.17)   21.17  14.11    5,792  1.35   5.49        58
1994   21.21    1.15  (1.59)  (0.44)     (1.15)   --     (1.15)   19.62  (2.11)   7,166  1.18   5.50        78
1993   21.14    1.03   0.24    1.27      (1.03) $(0.17)  (1.03)   21.21   6.04    9,064  1.19   4.92        68

1 Data prior to June 13, 1997 represents the Madison Bond Fund.
2 For the nine-months period ended December 31, 1997.
3 For the year ended March 31.
4 Annualized.


Notes:
Effective July 31, 1996, the investment advisory services transferred to Bankers Finance Advisors, LLC from Bankers Finance Investment Management Corp. (See Note 3).

Mosaic Income Trust
Notes to Financial Statements
December 31, 1997


1. Summary of Significant Accounting Policies. Mosaic Income Trust (the "Trust"), formerly known as GIT Income Trust, is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified investment management company. The Trust maintains three separate funds whose principal objectives are to obtain high current income. The High Yield Fund, formerly known as the Maximum Income Portfolio, invests in long-term debt securities which may include securities rated as low as "Caa" or "CCC" by Moody's Investors Service, Inc. or Standard & Poor's Corporation, respectively. The Government Fund invests in securities of the U. S. Government and its agencies. The Bond Fund invests in investment grade corporate and government fixed-income securities. Data for the Bond Fund prior to June 13, 1997 represents the former Madison Bond Fund, Inc.

Securities Valuation: Securities having maturities of 60 days or less are valued at amortized cost, if determined to approximate market value. Securities having longer maturities, for which market quotations are readily available, are valued at the mean between their bid and asked prices. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Trustees. Investment transactions are recorded on the trade date. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes. Repurchase Agreements are valued at amortized cost, which approximates market value.

Investment Income: Interest income, net of amortization of premium or discount, and other income (if any) is accrued as earned.

Dividends: Net investment income, determined as gross investment income less expenses, is declared as a regular dividend each business day. Dividends are distributed to shareholders or reinvested in additional shares as of the close of business at the end of each month. Capital gains distributions, if any, are declared and paid annually at calendar year end. Additional distributions may be made if necessary.

Income Tax: In accordance with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, all of the taxable income of each fund is distributed to its shareholders, and therefore no federal income tax provision is required. As of December 31, 1997, the High Yield, Government and Bond Funds had available for federal income tax purposes unused capital loss carryovers of $1,630,171, expiring from December 31, 1998 through December 31, 2002, and $422,264, expiring December 31, 2003 through December 31, 2005, and $293,572, expiring December 31, 2002 through December 31, 2005, respectively.

Share Subscriptions: Shares purchased by check or otherwise not paid for in immediately available funds are accounted for as share subscriptions receivable and shares reserved for subscriptions.

Use of Estimates: The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Fiscal Year: Beginning April 1, 1997, the Trust's fiscal year will end on December 31. The predecessor of the Bond Fund had previously maintained a December 31 fiscal year and this report represents a full twelve-month Annual Report for such fund. With regard to the High Yield and Government Funds, this report is the second of two financial statements. The Trust has provided for its short fiscal year beginning April 1, 1997 and ending December 31, 1997.

2. Investments in Repurchase Agreements. When the Trust purchases securities under agreements to resell, the securities are held for safekeeping by the Trust's custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safekeeping with the Trust's custodian bank. Repurchase agreements may be terminated within seven days. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Trust, along with other registered investment companies having Advisory and Services Agreements with the same advisor, transfers uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations.

3.  Investment Advisory Fees and Other Transactions with Affiliates.
The Investment Advisor to the Trust, Bankers Finance Advisors, LLC ("the Advisor"), earns an advisory fee equal to 0.625% per annum of the average net assets of the Trust's High Yield and Government Funds and 0.50% per annum of the average net assets of the Bond Fund; the fees are accrued daily and are paid monthly. The Advisory Agreement between the Trust and the Advisor was approved at the special meeting of the Trust's shareholders on July 29, 1996. The Advisor purchased the investment management assets of Bankers Finance Investment Management Corp. ("BFIMC"), the Trust's previous investment advisor, effective July 31, 1996.

The Advisor is responsible for the fees and expenses of Trustees who are affiliated with the Advisor and certain promotional expenses. For the period ended December 31, 1997, outside Trustee fees were $1,500 for High Yield, $1,125 for Government and $1,700 for Bond.

4. Aggregate Cost and Unrealized Appreciation (Depreciation). The aggregate cost for federal income tax purposes and the net unrealized appreciation are stated as follows as of December 31, 1997:

                               High Yield     Government         Bond
                                     Fund          Fund          Fund

Aggregate cost                  $6,375,130     $5,283,153     $1,098,633
Gross unrealized appreciation     $232,183       $127,744        $10,710
Gross unrealized depreciation     (240,408)        (1,806)        (2,615)
Net unrealized appreciation
   (depreciation)                  $(8,225)      $125,938         $8,095

5. Other Expenses. Effective November 1, 1997, all expenses and support services are provided by the Advisor under a Service Agreement for a fee based on a percentage of average net assets. This percentage is 0.53% for the High Yield Fund, 0.52% for the Government Fund and 0.60% for the Bond Fund. Prior to November 1, 1997, with the exception of certain expenses of the Trust payable by it directly, all support services were provided to the Trust under a services agreement between the Trust and the Advisor, pursuant to which such services were provided for amounts not exceeding the cost to the Advisor. For the period ended December 31, 1997, operating expenses of $28,932 for the High Yield Fund, $22,669 for the Government Fund and $24,837 for the Bond Fund have been reimbursed to the Advisor under the Services Agreement.

6.  Net Assets.  At December 31, 1997, net assets include the following:


                                High Yield     Government      Bond
                                     Fund          Fund        Fund

Net paid in capital on shares
  of beneficial interest        $8,154,847     $5,795,345     $1,412,057
Distribution in excess of net
  investment income                   --             --              (48)
Accumulated net realized losses (1,630,171)      (422,264)      (293,572)
Net unrealized appreciation
  (depreciation) of investments     (8,225)       125,938          8,095

     Total net assets           $6,516,451     $5,499,019     $1,126,532

The High Yield Fund reclassified $617,940 from accumulated net realized losses to paid in capital as a result of permanent book and tax differences relating to expired capital loss carryovers for the period ended December 31, 1997. The reclassification had no impact on net asset value.

7. Investment Transactions. Purchases and sales of securities other than short-term securities for the period ended December 31, 1997 were as follows:

      High Yield Fund      Government Fund       Bond Fund
     Nine Months Ended     Nine Months Ended     Twelve Months Ended

Purchases   $3,024,828     $2,020,841             $1,040,827
Sales        2,376,972      2,491,034              3,860,029

8. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares for the following periods were:

                      High Yield Fund          Government Fund          Bond Fund
                       Nine       Year       Nine         Year      Year          Year
                 Months Ended     Ended  Months Ended     Ended     Ended         Ended
                  December 31,  March 31, December 31, March 31, December 31, December 31,
                          1997      1997       1997       1997      1997           1996
In Dollars
Shares sold         $1,756,590  $1,219,205    $500,312    $517,989     $80,744     $38,092
Shares issued in
  reinvestment of
  dividends            326,962     432,108     205,143     298,946      83,381     173,253
Total shares issued  2,083,552   1,651,313     705,455     816,935     164,125     211,345
Shares redeemed     (2,014,210) (2,047,256) (1,267,395) (1,707,827) (3,128,587) (1,784,692)
Net increase (decrease)$69,342   $(395,943)  $(561,940)  $(890,892)$(2,964,462)$(1,573,347)

In Shares
Shares sold            245,860     171,378      51,880      54,150       6,491       1,799
Shares issued in
  reinvestment of
  dividends             45,466      60,737      21,075      31,219       1,490       8,436
Total shares issued    291,326     232,115      72,855      85,369       7,981      10,235
Shares redeemed       (279,507)   (287,940)   (130,825)   (177,975)   (151,880)    (85,618)
Net increase (decrease) 11,819     (55,825)    (57,970)    (92,606)   (143,899)    (75,383)

9. Discussion of Business Combination. Effective June 13, 1997, Madison Bond Fund, Inc. merged into a newly created series of Mosaic Income Trust to form the Mosaic Bond Fund. The merger was designed to be accomplished as a tax-free reorganization pursuant to Internal Revenue Code Section 368(a)(1)(F). Each shareholder of Madison Bond Fund, Inc. received an identical number of shares of beneficial interest of Mosaic Income Trust Mosaic Bond Fund as such shareholder held immediately prior to the reorganization. The total amount of shares of beneficial interest issued was 128,731.269 at $20.53 per share. The separate and combined aggregate net assets as of the date of the reorganization were identical.